Exhibit 10.1

肇庆市能成进出口有限公司

ZhaoQing NengCheng Import and Export CO. LTD

股权转让合同

Instrument of Transfer

转让方：深圳臻龙宝投资咨询有限公司（甲方）

Transferor: ShenZhen ZhenLongBao Investment Consulting CO., LTD. (Party A)

住所： 深圳市福田区沙头街道福荣路68号万科金域蓝湾7号楼1702

Address: Room 1702,Building 7, Vanke JinYu LanWan, No. 68, FuRong Road, ShaTou Street, FuTian District, ShenZhen, GuangDong, China

受让方：陈志坚 （乙方）

Transferee: Chen Zhijian (Party B)

住所：广东省深圳市罗湖区水贝二路47号3栋502

Address: Room 502, Building 3, No.47, ShuiBei 2nd Road, LuoHu District, ShenZhen, GuangDong, China

本合同由甲方与乙方就肇庆市能成进出口有限公司的股权转让事宜，于2019年3月8日在肇庆市能成进出口有限公司办公室订立。甲乙双方本着平等互利的原则，经友好协商，达成如下协议：

This contract is entered into by and between Party A and Party B with respect to Instrument of Transfer for ZhaoQing NengCheng Import & Export CO., LTD and signed on March 8, 2019 in the office of ZhaoQing NengCheng Import & Export CO., LTD. Based on the principle of equality and mutual benefit and through friendly consultation, Party A and Party B have reached as below:

第一条 股权转让价格与付款方式

Article 1 Transfer Price and Payment Method

１、甲方同意将持肇庆市能成进出口有限公司100%的股权，以 1 万元转让给乙方，乙方同意按此价格及金额购买上述股权。

1、Party A and B both agrees, Party B in consideration of RMB 10,000 paid to Party A transfer ZhaoQing NengCheng Import & Export CO., LTD. Party B will be hold 100% of ZhaoQing NengCheng Import & Export CO., LTD.

２、乙方同意在本合同订立十五日内以现金形式一次性向甲方支付上述股权转让款。

2、Party B agrees to pay a lump sum to Party A in cash within 15 days after the conclusion of this contract Pay the above equity transfer fee.

第二条 保证

Article 2 The Guarantee

１、甲方保证所转让给乙方的股权是甲方在肇庆市能成进出口有限公司的真实出资，是甲方合法拥有的股权，甲方拥有完全的处分权。甲方 保证对所转让的股权，没有设置任何抵押、质押或担保，并免遭任何 第三人的追索。否则，由此引起的所有责任，由甲方承担。

1、Party A warrants that the equity transferred to Party B is the real investment made by Party A in ZhaoQing NengCheng Import and Export CO., LTD. and is legally owned by Party A, and Party A has the full right to dispose of the equity. Party A warrants that it has not set up any mortgage, pledge or guarantee for the transferred equity and is free from any third Party's recourse. Otherwise, all responsibilities arising there from shall be borne by Party A.

２、甲方转让其股权后，其在肇庆市能成进出口有限公司原享有的权利和应承担的义务，随股权转让而转由乙方享有与承担。

2、After the transfer of Party A's equity, the rights and obligations originally enjoyed by Party A in ZhaoQing NengCheng Import and Export CO., LTD. shall be transferred to Party B along with the equity transfer.

３、乙方承认肇庆市能成进出口有限公司章程，保证按章程规定履行义务和责任。

3、Party B acknowledges the articles of incorporation of ZhaoQing NengCheng Import and Export CO., LTD., and warrants that it shall fulfill its obligations and responsibilities in accordance with the articles of incorporation.

第三条 盈亏分担

Article 3 Profit and Loss Sharing

本公司经市场监督管理机关同意并办理股东变更登记后，乙方即成为肇庆市能成进出口有限公司的股东，按出资比例及章程规定分享公司 利润与分担亏损。

Party B shall become the shareholder of ZhaoQing NengCheng Import and Export CO., LTD. After the company is approved by the market supervision and management authority and the registration of shareholder changes, and shall share the profits and losses of the company according to the proportion of capital contribution and the articles of association.

第四条 费用负担

Article 4 Expenses

本次股权转让有关费用，由（双方）承担。

The relevant expenses of this equity transfer shall be borne by both parties.

第五条 合同的变更与解除

Article 5 Modification and Termination of the contract

发生下列情况之一时，可变更或解除合同，但双方必须就此签订书面变更或解除合同。

The contract may be modified or rescinded under any of the following circumstances, provided that the parties hereto shall enter into a written modification or rescinding of the contract.

１、由于不可抗力或由于一方当事人虽无过失但无法防止的外因，致使本合同无法履行。

1、This contract cannot be performed due to force majeure or external causes that cannot be prevented despite no fault of either party.

２、一方当事人丧失实际履约能力。

2、One party loses the ability to perform the contract.

３、由于一方或二方违约，严重影响了守约方的经济利益，使合同履行成为不必要。

3、Due to the breach of contract by one or both parties, the economic interests of the non-breaching party are seriously affected, making the performance of the contract unnecessary.

４、因情况发生变化，经过双方协商同意变更或解除合同。

4、In case of any change, both parties agree to modify or terminate the contract through negotiation.

第六条 争议的解决

Article 6 Dispute Resolution

１、与本合同有效性、履行、违约及解除等有关争议，各方应友好协商解决。

1、All disputes relating to the validity, performance, breach and termination hereof shall be settled by the parties through friendly consultation.

２、如果协商不成，则任何一方均可申请仲裁或向人民法院起诉。

2、If no agreement can be reached through negotiation, either party may apply for arbitration or file a lawsuit with the people's court.

第七条 合同生效的条件和日期

Article 7 Conditions and Date Of Effectiveness

本合同经各方签字后生效。

This contract shall come into force after being signed by all parties.

第八条 本合同正本一式四份，甲、乙双方各执壹份，报市场监督管理机关一份，肇庆市能成进出口有限公司存一份，均具有同等法律效力。

Article 8 This contract is made in quadruplicate, with each party holding one copy and one copy submitted to the market supervision and administration authority, and one copy kept by ZhaoQing NengCheng Import and Export CO., LTD. Both copies shall have the same legal effect.

甲方（签名）：	乙方（签名） ：
Party a (signature) :	Party B (signature) :

2019 年3 月8 日

March 8, 2019

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